Exhibit 99.1

BUNKER HILL ANNOUNCES RESULTS OF ANNUAL GENERAL MEETING

TORONTO, August 8, 2023 (GLOBE NEWSWIRE) — Bunker Hill Mining Corp. (“Bunker Hill” or the “Company”) (CSE: BNKR; OTCQB: BHLL) is pleased to announce the voting results on matters considered at its annual general and special meeting of shareholders held on August 4, 2023 in Toronto, Ontario (the “Meeting”).

AGM Results

At the Meeting, the nominees listed in the Company’s management information circular dated July 6, 2023 (the “Circular”), being (i) Sam Ash, (ii) Mark Cruise, (iii) Dickson Hall, (iv) Cassandra Joseph, (v) Pamela Saxton, (vi) Paul Smith and (vii) Richard Williams, were elected to the board of directors of the Company (the “Board”) to hold office until the next annual meeting of shareholders or until their successors are duly appointed or elected.

In addition, at the Meeting, the shareholders of the Company approved: (ii) the re-appointment of MNP LLP Chartered Professional Accountants as auditor of the Company for the ensuing year; (ii) the Company’s amended and restated stock option plan (the “Amended and Restated Stock Option Plan”); and (iii) the Company’s amended and restated restricted stock unit incentive plan (the “Amended and Restated RSU Plan” and, together with the Stock Option Plan, the “Security Based Compensation Plans”).

Security Based Compensation Plans

The Security Based Compensation Plans were each approved by the Board on July 5, 2023 and are being implemented to comply with the policies of the TSX Venture Exchange (the “TSXV”) in connection with Bunker Hill’s application to list its common stock (the “Common Shares”) on the TSXV.

The Amended and Restated Stock Option Plan is a rolling plan meaning that the maximum number of Common Shares issuable thereunder is 10% of the issued and outstanding Common Shares (on a non-diluted basis) at the time of the grant of options.

The Amended and Restated RSU Plan is a fixed plan meaning the maximum number of Common Shares issuable thereunder is fixed at 26,581,075, being 10% of the issued and outstanding Common Shares (on a non-diluted basis as at July 5, 2023.

Additional information regarding the Security Based Compensation Plans, including details regarding the amendments, can be found in the Circular posted on Bunker Hill’s SEDAR+ profile at www.sedarplus.ca.

ABOUT BUNKER HILL MINING CORP.

Under new Idaho-based leadership the Bunker Hill Mining Corp, intends to sustainably restart and develop the Bunker Hill Mine as the first step in consolidating and then optimizing a number of mining assets into a high-value portfolio of operations, centered initially in North America. Information about the Company is available on its website, www.bunkerhillmining.com, or within the SEDAR and EDGAR databases.

Cautionary Statements

Certain statements in this news release are forward-looking and involve a number of risks and uncertainties. Such forward-looking statements are within the meaning of that term in Section 27A of the U.S. Securities Act and Section 21E of the United States Securities Exchange Act of 1934, as amended, as well as within the meaning of the phrase ‘forward-looking information’ in the Canadian Securities Administrators’ National Instrument 51-102 – Continuous Disclosure Obligations (collectively, “forward-looking statements”). Forward-looking statements include estimates and statements that describe the Company’s future plans, objectives or goals, including words to the effect that the Company or management expects a stated condition or result to occur. Forward-looking statements may be identified by such terms as “believes”, “intends”, “anticipates”, “expects”, “estimates”, “may”, “could”, “would”, “will”, “plan” or variations of such words and phrases.

Forward looking statements in this news release include, but are not limited to: the Company’s intentions regarding its objectives, goals or future plans, including, but not limited to, restarting and developing the Bunker Hill Mine. Although the Company’s management believes that the assumptions underlying these statements are reasonable, they may prove to be incorrect. The forward-looking statements discussed in this news release may not occur by certain dates or at all and could differ materially as a result of known and unknown risk factors and uncertainties affecting the Company. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results to differ from those anticipated, estimated or intended. No forward-looking statements can be guaranteed. Except as required by applicable securities laws, forward-looking statements speak only as of the date on which they are made and the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Readers are cautioned that the foregoing risk and uncertainty is not exhaustive. Additional information on this and other risk factors that could affect the Company’s operations or financial results are included in the Company’s annual information form or annual report and may be accessed through the SEDAR+ website (www.sedarplus.ca) or through EDGAR on the U.S. Securities Exchange Commission website (www.sec.gov), respectively.

For additional information contact:

David Wiens, CFA

CFO & Corporate Secretary

+1 208 370 3665

ir@bunkerhillmining.com